SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
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               Date of Earliest Reported Event: December 1, 1998

                                    TTR INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     (0-22055)                 11-3223672
(State or Other Jurisdiction        (Commission File            IRS Employer
       of Incorporation)                 Number)             Identification No.)

                           1841 Broadway, New York, NY
                    (Address of Principal Executive Offices)

                                  212-333-3355
              (Registrant's Telephone Number, including Area Code)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

     Arik Shavit, Vice President of International Business Development and Chief Executive Officer of TTR Technologies Ltd., the Company's Israeli subsidiary ("TTR Ltd"), has, effective December 1, 1998, resigned from his position as Director and Vice President of the Company and Chief Executive Officer of TTR Ltd.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 1998                      TTR INC.

                                            By: /s/ Marc D. Tokayer

                                            Marc D. Tokayer
                                            President & Chairman of the Board